Exhibit 10.1
DYNEX CAPITAL, INC.
INDEMNIFICATION AGREEMENT

This Indemnification Agreement (this “Agreement”) is made as of the ____ day of _____, 20__ by and between Dynex Capital, Inc., a Virginia corporation (the “Company”), and ________ (the “Indemnitee”), a director or officer of the Company.
WHEREAS, the Board of Directors of the Company (the “Board of Directors”) has determined that it is in the best interests of the Company and its stockholders to provide directors and officers with appropriate certainty of protection through insurance and indemnification against risks of claims and actions arising out of their service to and activities on behalf of the Company, in order to encourage effective service, the exercise of independent judgment, and the willingness of qualified persons to serve and continue to serve in such capacities; and
WHEREAS, Sections 13.1-697 through 13.1-704 of the Virginia Stock Corporation Act empower the Company to indemnify and advance expenses to its directors, officers, employees, and agents by agreement and to indemnify and advance expenses to persons who serve, at the request of the Company, as directors, officers, employees, or agents of other corporations or enterprises, and expressly provides that such statutory indemnification and advancement rights are not exclusive; and
WHEREAS, the Company has adopted provisions in its Restated Articles of Incorporation (as the same may be amended, restated, or supplemented from time to time, the “Articles of Incorporation”) and Amended and Restated Bylaws (as the same may be amended, restated, or supplemented from time to time, the “Bylaws”), including Article V of the Articles of Incorporation, providing for indemnification of its directors and officers to the fullest extent permitted by applicable law, subject to certain limitations specified therein, and expressly authorizing the Company to enter into indemnification agreements, and the Company wishes to clarify and enhance the rights and obligations of the Company and the Indemnitee with respect to indemnification and advancement of expenses; and
WHEREAS, this Agreement is a supplement to, and in furtherance of, the Articles of Incorporation, the Bylaws, and any resolutions adopted pursuant thereto, as well as any rights of the Indemnitee under any directors’ and officers’ liability insurance policy, and is not a substitute therefor and does not diminish or abrogate any rights of the Indemnitee thereunder.

NOW, THEREFORE, in consideration of the Indemnitee’s service as a director or officer of the Company, or service at the Company’s request as a director, officer, employee, or agent of other enterprises or entities, after the date hereof, and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
Section 1.     Service by Indemnitee. The Indemnitee shall serve and/or continue to serve as a director or officer of the Company faithfully and to the best of the Indemnitee’s ability for so long as the Indemnitee is duly elected or appointed and until such time as the Indemnitee resigns, is removed, or is otherwise no longer serving in such capacity. This Agreement does not create any obligation on the part of the Company to continue the Indemnitee in any such position and shall not be deemed to be an employment or service contract between the Company (or any of its subsidiaries or any other enterprise) and the Indemnitee.
Section 2.     Indemnification.
(a)     General. The Company shall indemnify the Indemnitee (i) as provided in this Agreement and (ii) subject to the provisions of this Agreement, to the fullest extent permitted by applicable law and in a manner permitted by such law.
(b)     Proceedings Other Than Proceedings by or in the Right of the Company. Except as provided in Section 4 hereof, the Indemnitee shall be entitled to the rights of indemnification provided in this Section 2(b) if, by reason of the Indemnitee’s Corporate Status, the Indemnitee is or was, or is or was threatened to be made, a party to or is or was otherwise involved in a Proceeding, other than a Proceeding by or in the right of the Company to procure a judgment in its favor. The Indemnitee shall be indemnified pursuant to and in accordance with this Section 2(b) against all Losses actually and reasonably incurred by the Indemnitee or on the Indemnitee’s behalf in connection with such a Proceeding or any claim, issue, or matter therein, but only if the Indemnitee acted in good faith and in a manner that the Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.
(c)     Proceedings by or in the Right of the Company. Except as provided in Section 4 hereof, the Indemnitee shall be entitled to the rights of indemnification provided in this Section 2(c) if, by reason of the Indemnitee’s Corporate Status, the Indemnitee is or was, or is or was threatened to be made, a party to or is or was otherwise involved in a Proceeding brought by or in the right of the Company to procure a judgment in its favor. The Indemnitee shall be indemnified pursuant to and in accordance with this Section 2(c) against all Expenses actually and reasonably incurred by the Indemnitee or on the Indemnitee’s behalf in connection with such a Proceeding or any claim, issue, or matter therein, but only if the Indemnitee acted in good faith and in a manner that the Indemnitee reasonably believed to be in or not opposed to the best interests of the Company; provided, however, that no indemnification for such Expenses shall be made in respect of any claim, issue, or matter in such Proceeding as to which the Indemnitee shall have been adjudged liable to the Company, unless and only to the extent that a court of competent jurisdiction determines that, notwithstanding such adjudication, the Indemnitee is fairly and reasonably entitled to indemnification for such Expenses. Anything in this Agreement to the contrary notwithstanding, if the Indemnitee, by reason of the Indemnitee’s Corporate Status, is or was, or is or was threatened to be made, a party to any Proceeding by or in the right of the Company to procure a judgment in its favor, then the Company shall not indemnify the Indemnitee for any judgment, fines, or amounts paid in settlement to the Company in connection with such Proceeding.
(d)     Indemnification for Expenses if Indemnitee is Wholly or Partly Successful. Anything in this Agreement to the contrary notwithstanding, to the extent that the Indemnitee, by reason of the Indemnitee’s Corporate Status, is or was, or is or was threatened to be made, a party to any Proceeding and is successful, on the merits or otherwise, in defending such Proceeding (including dismissal without prejudice), the Indemnitee shall be indemnified to the maximum extent permitted by law against all Expenses actually and reasonably incurred by the Indemnitee or on the Indemnitee’s behalf in connection with the defense of such Proceeding. If the Indemnitee is not wholly successful in defending any such Proceeding but is successful, on the merits or otherwise, in defending one or more but less than all claims, issues, or matters in such Proceeding (including dismissal without prejudice of certain claims), the Company shall indemnify the Indemnitee against all Expenses actually and reasonably incurred by the Indemnitee or on the Indemnitee’s behalf in defending each such successfully resolved claim, issue, or matter. To the extent the Indemnitee has been successful, on the merits or otherwise, in defending any Proceeding, or in defending any claim, issue, or matter therein, the Indemnitee shall be entitled to indemnification as provided in this Section 2(d) regardless of whether the Indemnitee met the standards of conduct set forth in Sections 2(b) and 2(c) hereof.
(e)     Indemnification for Expenses as a Witness. Anything in this Agreement to the contrary notwithstanding, to the fullest extent permitted by applicable law, to the extent that the Indemnitee, by reason of the Indemnitee’s Corporate Status, is or was, or is or was threatened to be made, a witness in any Proceeding to which the Indemnitee is not a party, the Indemnitee shall be indemnified against all Expenses actually and reasonably incurred by the Indemnitee or on the Indemnitee’s behalf in connection therewith. To the extent permitted by applicable law, the Indemnitee shall be entitled to indemnification for Expenses incurred in connection with being or threatened to be made a witness, as provided in this Section 2(e), regardless of whether the Indemnitee met the standards of conduct set forth in Sections 2(b) and 2(c) hereof.
(f)     Partial Indemnification. If the Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the Losses actually and reasonably incurred by the Indemnitee in a Proceeding, but not for the total amount thereof, the Company shall indemnify the Indemnitee for the portion of such Losses to which the Indemnitee is entitled.
(g)     Additional Indemnification. Notwithstanding any limitation in this Section 2 of this Agreement, the Company shall indemnify the Indemnitee to the fullest extent permitted by applicable law, including, without limitation, Sections 13.1-697 through 13.1-704 of the Virginia Stock Corporation Act, and any amendments to or successor provisions thereof adopted after the date of this Agreement that expand the Company’s ability to indemnify its directors, officers, employees, or agents, if the Indemnitee is a party to, or threatened to be made a party to, any Proceeding (including a Proceeding by or in the right of the Company to procure a judgment in its favor).
Section 3.     Advancement of Expenses. Anything in this Agreement to the contrary notwithstanding, but subject to Section 4 hereof, if, by reason of the Indemnitee’s Corporate Status, the Indemnitee is or was, or is or was threatened to be made, a party to, or is or was otherwise involved in, or is or was, or is or was threatened to be made, a witness to any Proceeding (including, without limitation, a Proceeding brought by or in the right of the Company to procure a judgment in its favor), then the Company shall advance all Expenses actually and reasonably incurred by or on behalf of the Indemnitee in connection with any such Proceeding in advance of the final disposition of such Proceeding within ten (10) calendar days after the receipt by the Company of a written request for such advance or advances from time to time. Such written request shall include or be accompanied by a statement or statements reasonably evidencing the Expenses incurred by or on behalf of the Indemnitee and for which advancement is requested, and shall include or be preceded or accompanied by an undertaking by or on behalf of the Indemnitee to repay any Expenses advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that the Indemnitee is not entitled to be indemnified against such Expenses under this Agreement or otherwise. Such undertaking shall be sufficient for purposes of this Section 3 if it is in substantially the form attached hereto as Exhibit A. Any advances and undertakings to repay pursuant to this Section 3 shall be unsecured and interest free. The Indemnitee shall be entitled to advancement of Expenses as provided in this Section 3 regardless of any determination by or on behalf of the Company that the Indemnitee has not met the standards of conduct set forth in Sections 2(b) and 2(c) hereof.
Section 4. Proceedings Against the Company; Certain Securities Laws Claims.

(a)     Anything in Section 2 or Section 3 hereof to the contrary notwithstanding, except as provided in Section 7(d) hereof, with respect to a Proceeding initiated against the Company by the Indemnitee (whether initiated by the Indemnitee in or by reason of such person’s capacity as an officer or director of the Company or in or by reason of any other capacity, including, without limitation, as an employee or agent of the Company or a director, officer, employee, or agent of Another Enterprise), the Company shall not be required to indemnify or to advance Expenses to the Indemnitee in connection with prosecuting such Proceeding (or any part thereof) or in defending any counterclaim, cross-claim, affirmative defense, or like claim of the Company in such Proceeding (or part thereof) unless such Proceeding was authorized by the Board of Directors. For purposes of this Section 4, a compulsory counterclaim by the Indemnitee against the Company in connection with a Proceeding initiated against the Indemnitee by the Company shall not be considered a Proceeding (or part thereof) initiated against the Company by the Indemnitee, and the Indemnitee shall have all rights of indemnification and advancement with respect to any such compulsory counterclaim in accordance with and subject to the terms of this Agreement.
(b)     Anything in Section 2 (other than Section 2(d)) or Section 3 hereof to the contrary notwithstanding, except as provided in Section 2(d) hereof with respect to indemnification of Expenses in connection with whole or partial success on the merits or otherwise in defending any Proceeding, the Company shall not be required to indemnify the Indemnitee in connection with any claim made against the Indemnitee for (i) an accounting of profits made from the purchase and sale (or sale and purchase) by the Indemnitee of securities of the Company within the meaning of Section 16(b) of the Securities Exchange Act of 1934, as amended, or similar provisions of state statutory law or common law; (ii) any reimbursement of the Company by the Indemnitee of any bonus or other incentive-based or equity-based compensation or of any profits realized by the Indemnitee from the sale of securities of the Company, as required in each case under the Securities Exchange Act of 1934, as amended (including any such reimbursements that arise from an accounting restatement of the Company pursuant to Section 304 of the Sarbanes-Oxley Act of 2002, or the payment to the Company of profits arising from the purchase and sale by the Indemnitee of securities in violation of Section 306 of the Sarbanes-Oxley Act of 2002); or (iii) any reimbursement to the Company by the Indemnitee, withholding of any bonus or other incentive-based compensation by the Company, or clawback by the Company of any bonus or other incentive-based compensation, pursuant to a clawback policy adopted by the Board of Directors, as such policy may exist from time to time or be amended in the future.
Section 5.     Notice of Proceeding; Defense of Claim; Selection of Counsel; Access to Information.

(a)     Promptly after receipt by the Indemnitee of any summons, citation, subpoena, complaint, petition, indictment, information, or other document or notice relating to the commencement or threatened commencement of any Proceeding, the Indemnitee shall notify the Company in writing of the commencement or threatened commencement thereof, to the extent such notice has not already been provided in connection with a request for advancement of Expenses pursuant to Section 3 hereof. Such notice shall be delivered to the Company at the address for receiving notices set forth in Section 16. The failure of the Indemnitee to give such notice shall not relieve the Company of any obligation it may have under this Agreement except to the extent the Company is materially prejudiced thereby.
(b)     With respect to any Proceeding, the Company shall be entitled to participate in the defense thereof and, except as otherwise provided in this Section 5, shall be entitled to assume the defense thereof with counsel reasonably satisfactory to the Indemnitee. The Indemnitee shall have the right to retain separate counsel in connection with such defense, and the Company shall not be liable for the fees and expenses of such separate counsel unless (i) the Company has failed to assume the defense of such Proceeding, (ii) the Company and the Indemnitee have mutually agreed to the retention of such separate counsel, or (iii) the Indemnitee has reasonably concluded, based on the advice of counsel, that there may be an actual or potential conflict of interest between the Company and the Indemnitee in the conduct of the defense of such Proceeding, in which event the Company shall pay the reasonable fees and expenses of such separate counsel.
(c)     The Company shall not settle any Proceeding in a manner that would impose any fine, penalty, admission of wrongdoing, or other obligation on the Indemnitee without the Indemnitee’s prior written consent, which consent shall not be unreasonably withheld.
(d)     In connection with any Proceeding, the Company shall, upon reasonable advance request, provide the Indemnitee and the Indemnitee’s counsel with reasonable access to such books, records, documents, and other information of the Company as are not privileged and are reasonably necessary to permit the Indemnitee to defend such Proceeding or to seek indemnification or advancement of Expenses under this Agreement.
Section 6.     Procedure for Determination of Entitlement to Indemnification; Independent Counsel.
(a)     To obtain indemnification under this Agreement, the Indemnitee shall submit to the Company (following the final disposition of the applicable Proceeding) a written request for indemnification, including therein or therewith, except to the extent previously provided to the Company in connection with a request or requests for advancement pursuant to Section 3 hereof, a statement or statements reasonably evidencing all Losses incurred or paid by or on behalf of the Indemnitee and for which indemnification is requested. The Secretary of the Company shall, promptly upon receipt of such a request for indemnification, advise the Board of Directors in writing that the Indemnitee has requested indemnification.
(b)     Upon written request by the Indemnitee for indemnification pursuant to the first sentence of Section 6(a) hereof, if required by applicable law and to the extent not otherwise provided pursuant to the terms of this Agreement, a determination with respect to the Indemnitee’s entitlement to indemnification shall be made in the specific case as follows: (i) if a Change in Control shall have occurred and if so requested in writing by the Indemnitee, by Independent Counsel in a written opinion to the Board of Directors; or (ii) if a Change in Control shall not have occurred (or if a Change in Control shall have occurred but the Indemnitee shall not have requested that indemnification be determined by Independent Counsel as provided in subpart (i) of this Section 6(b)), (A) by a majority vote of the Disinterested Directors, even though less than a quorum of the Board of Directors, or (B) by a committee of Disinterested Directors designated by majority vote of the Disinterested Directors, even though less than a quorum of the Board of Directors, or (C) if there are no such Disinterested Directors or, if such Disinterested Directors so direct, by Independent Counsel in a written opinion to the Board of Directors, or (D) by the Company’s stockholders in accordance with applicable law. Notice in writing of any determination as to the Indemnitee’s entitlement to indemnification shall be delivered to the Indemnitee promptly after such determination is made, and if such determination of entitlement to indemnification has been made by Independent Counsel in a written opinion to the Board of Directors, then such notice shall be accompanied by a copy of such written opinion. If it is determined that the Indemnitee is entitled to indemnification, then payment to the Indemnitee of all amounts to which the Indemnitee is determined to be entitled shall be made within thirty (30) calendar days after such determination. If it is determined that the Indemnitee is not entitled to indemnification, then the written notice to the Indemnitee (or, if such determination has been made by Independent Counsel in a written opinion, the copy of such written opinion delivered to the Indemnitee) shall disclose the basis upon which such determination is based. The Indemnitee shall cooperate with the person, persons, or entity making the determination with respect to the Indemnitee’s entitlement to indemnification, including providing to such person, persons, or entity upon reasonable advance request any documentation or information that is not privileged or otherwise protected from disclosure and that is reasonably available to the Indemnitee and reasonably necessary to determine whether and to what extent the Indemnitee is entitled to indemnification.
(c)     If the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section 6(b) hereof, the Independent Counsel shall be selected as provided in this Section 6(c). If a Change in Control shall not have occurred (or if a Change in Control shall have occurred but the Indemnitee shall not have requested that indemnification be determined by Independent Counsel as provided in subpart (i) of Section 6(b)), then the Independent Counsel shall be selected by the Board of Directors, and the Company shall give written notice to the Indemnitee advising the Indemnitee of the identity of the Independent Counsel so selected. If a Change in Control shall have occurred and the Indemnitee shall have requested that indemnification be determined by Independent Counsel, then the Independent Counsel shall be selected by the Indemnitee (unless the Indemnitee shall request that such selection be made by the Board of Directors, in which event the preceding sentence shall apply), and the Indemnitee shall give written notice to the Company advising it of the identity of the Independent Counsel so selected. In either event, the Indemnitee or the Company, as the case may be, may, within ten (10) calendar days after such written notice of selection has been given, deliver to the Company or to the Indemnitee, as the case may be, a written objection to such selection; provided, however, that such objection may be asserted only on the ground that the law firm or person so selected does not meet the requirements of “Independent Counsel” as defined in this Agreement, and the objection shall set forth the basis of such assertion. Absent a proper and timely objection, the person so selected shall act as Independent Counsel. If such written objection is so made and substantiated, the law firm or person so selected may not serve as Independent Counsel unless and until such objection is withdrawn or the United States District Court for the Eastern District of Virginia, Richmond Division, or, if such court lacks subject matter jurisdiction, the Circuit Court of the City of Richmond, Virginia, has determined that such objection is without merit. If the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section 6(b) hereof and, following the expiration of thirty (30) calendar days after submission by the Indemnitee of a written request for indemnification pursuant to Section 6(a) hereof, Independent Counsel shall not have been selected, or an objection thereto has been made and not withdrawn, then either the Company or the Indemnitee may petition the United States District Court for the Eastern District of Virginia, Richmond Division, or, if such court lacks subject matter jurisdiction, the Circuit Court of the City of Richmond, Virginia, for resolution of any objection that shall have been made by the Company or the Indemnitee to the other’s selection of Independent Counsel and/or for appointment as Independent Counsel of a law firm or person selected by such court (or selected by such person as the court shall designate), and the law firm or person with respect to whom all objections are so resolved or the law firm or person so appointed shall act as Independent Counsel under Section 6(b) hereof. Upon the due commencement of any judicial proceeding or arbitration pursuant to Section 8(a) of this Agreement, Independent Counsel shall be discharged and relieved of any further responsibility in such capacity (subject to the applicable standards of professional conduct then prevailing). If the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section 6(b) hereof, then the Company agrees to pay the reasonable fees and expenses of such Independent Counsel and to fully indemnify and hold harmless such Independent Counsel against any and all Expenses, claims, liabilities, and damages arising out of or relating to this Agreement or its engagement pursuant hereto.
Section 7.     Burden of Proof; Defenses; and Presumptions.
(a)     In any judicial proceeding or arbitration pursuant to Section 8 hereof brought by the Indemnitee to enforce rights to indemnification or to advancement of Expenses hereunder, or in any action, suit, or proceeding brought by the Company to recover an advancement of Expenses (whether pursuant to the terms of an undertaking or otherwise), the burden shall be on the Company to prove that the Indemnitee is not entitled to be indemnified, or to such advancement of Expenses, as the case may be.
(b)     It shall be a defense in any judicial proceeding or arbitration pursuant to Section 8 hereof to enforce rights to indemnification under Section 2(b) or Section 2(c) hereof (but not in any judicial proceeding or arbitration pursuant to Section 8 hereof to enforce a right to advancement of Expenses under Section 3 hereof) that the Indemnitee has not met the standards of conduct set forth in Section 2(b) or Section 2(c), as the case may be, but the burden of proving such defense shall be on the Company. With respect to any judicial proceeding or arbitration pursuant to Section 8 hereof brought by the Indemnitee to enforce a right to indemnification hereunder, or any action, suit, or proceeding brought by the Company to recover an advancement of Expenses (whether pursuant to the terms of an undertaking or otherwise), neither (i) the failure of the Company (including by its directors or Independent Counsel) to have made a determination prior to the commencement of such action, suit, proceeding, or arbitration that indemnification is proper in the circumstances because the Indemnitee has met the applicable standards of conduct, nor (ii) an actual determination by the Company (including by its directors or Independent Counsel) that the Indemnitee has not met such applicable standards of conduct, shall create a presumption that the Indemnitee has not met the applicable standards of conduct or, in the case of a judicial proceeding or arbitration pursuant to Section 8 hereof brought by the Indemnitee seeking to enforce a right to indemnification, be a defense to such proceeding or arbitration.
(c)     The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not, of itself, adversely affect the right of the Indemnitee to indemnification hereunder or create a presumption that the Indemnitee did not act in good faith and in a manner the Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal Proceeding, that the Indemnitee had reasonable cause to believe his or her conduct was unlawful.

(d)     For purposes of any determination of good faith, the Indemnitee shall be deemed to have acted in good faith if the Indemnitee’s action is based on the records or books of account of the Company or Another Enterprise, including financial statements, or on information supplied to the Indemnitee by the officers of the Company or Another Enterprise in the course of their duties, or on the advice of legal counsel for the Company or Another Enterprise, or on information or records given or reports made to the Company or Another Enterprise by an independent certified public accountant or by an appraiser or other expert selected by the Company or Another Enterprise. The provisions of this Section 7(d) shall not be deemed to be exclusive or to limit in any way the other circumstances in which the Indemnitee may be deemed or found to have met the applicable standard of conduct set forth in this Agreement.
(e)     The knowledge and/or actions, or failure to act, of any other director, officer, agent, or employee of the Company or of Another Enterprise shall not be imputed to the Indemnitee for purposes of determining the Indemnitee’s right to indemnification under this Agreement.
Section 8.     Remedies of Indemnitee.
(a)     In the event that (i) a determination is made pursuant to Section 6 of this Agreement that the Indemnitee is not entitled to indemnification under this Agreement, (ii) advancement of Expenses is not timely made pursuant to Section 3 of this Agreement, (iii) except when the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section 6(b) hereof, no determination of entitlement to indemnification shall have been made pursuant to Section 6(b) of this Agreement within sixty (60) calendar days after receipt by the Company of the Indemnitee’s written request for indemnification, (iv) under circumstances in which the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section 6(b) hereof, no determination of entitlement to indemnification shall have been made pursuant to Section 6(b) hereof within eighty (80) calendar days after receipt by the Company of the Indemnitee’s written request for indemnification (unless an objection to the selection of such Independent Counsel has been made and substantiated and not withdrawn, in which case the applicable time period shall be seventy (70) calendar days after the United States District Court for the Eastern District of Virginia, Richmond Division, or, if such court lacks subject matter jurisdiction, the Circuit Court of the City of Richmond, Virginia (or such person appointed by such court to act as Independent Counsel) has determined or appointed the person to act as Independent Counsel pursuant to Section 6(b) hereof), (v) payment of indemnification is not made pursuant to Section 2(d) or Section 2(e) of this Agreement within thirty (30) calendar days after receipt by the Company of a written request therefor, or (vi) payment of indemnification pursuant to Section 2(b) or Section 2(c) of this Agreement is not made within thirty (30) calendar days after a determination has been made pursuant to Section 6(b) that the Indemnitee is entitled to indemnification, then the Indemnitee shall be entitled to seek an adjudication by the United States District Court for the Eastern District of Virginia, Richmond Division, or, if such court lacks subject matter jurisdiction, the Circuit Court of the City of Richmond, Virginia, of the Indemnitee’s entitlement to such indemnification or advancement of Expenses. Alternatively, if the foregoing conditions have been satisfied, the Indemnitee, at his or her option, may seek an award in arbitration to be conducted by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association. The Indemnitee shall commence such proceeding seeking an adjudication or an award in arbitration within one hundred and eighty (180) calendar days following the date on which the Indemnitee first has the right to commence such proceeding pursuant to this Section 8(a); provided, however, that the foregoing clause shall not apply in respect of a proceeding brought by the Indemnitee to enforce his or her rights to indemnification under Section 2(d) of this Agreement.
(b)     In the event that a determination shall have been made pursuant to Section 6(b) of this Agreement that the Indemnitee is not entitled to indemnification, any judicial proceeding or arbitration commenced pursuant to this Section 8 shall be conducted in all respects as a de novo trial, or arbitration, on the merits, and the Indemnitee shall not be prejudiced by reason of that adverse determination.
(c)     If a determination shall have been made pursuant to Section 6(b) of this Agreement that the Indemnitee is entitled to indemnification, the Company shall be bound by such determination in any judicial proceeding or arbitration commenced pursuant to this Section 8, absent (i) a misstatement or misrepresentation by the Indemnitee (or anyone acting on the Indemnitee’s behalf) of a material fact, or an omission of a material fact necessary to make the Indemnitee’s statement (or statements of persons acting on behalf of the Indemnitee) not materially misleading, in connection with the request for indemnification or in connection with the provision of information or documentation pursuant to the last sentence of Section 6(b), or (ii) a prohibition of such indemnification under applicable law.
(d)     In the event that the Indemnitee, pursuant to this Section 8, seeks a judicial adjudication of or an award in arbitration to enforce the Indemnitee’s rights under, or to recover damages for breach of, this Agreement, then the Indemnitee shall be entitled to recover from the Company, and shall be indemnified by the Company against, any and all Expenses actually and reasonably incurred by or on behalf of such Indemnitee in such judicial adjudication or arbitration, but only if (and only to the extent) the Indemnitee prevails therein. If it shall be determined in said judicial adjudication or arbitration that the Indemnitee is entitled to receive part but not all of the indemnification or advancement of Expenses sought, the Expenses incurred by the Indemnitee in connection with such judicial adjudication or arbitration shall be appropriately prorated.

Section 9.     Non-Exclusivity. Except to the extent expressly provided herein, and only to such extent, the rights of indemnification and to receive advancement of Expenses as provided by this Agreement shall not be deemed exclusive of any other rights to which the Indemnitee may at any time be entitled under applicable law, the Company’s Articles of Incorporation, the Company’s Bylaws, any agreement, a vote of stockholders, a resolution of directors, or otherwise, both as to action in or by reason of the Indemnitee’s Corporate Status and as to action in or by reason of any other capacity of the Indemnitee while serving as a director or officer of the Company. No right or remedy herein conferred is intended to be exclusive of any other right or remedy, and every other right and remedy shall be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise.
In the event of any change after the date of this Agreement in any applicable law, statute, or rule that expands the power of a Virginia corporation to indemnify a member of its board of directors or an officer, employee, agent, or fiduciary, it is the intent of the parties hereto that the Indemnitee shall enjoy by this Agreement the greatest benefits afforded by such change.
Anything in this Section 9 to the contrary notwithstanding, to the extent the time periods specified in Section 3 and Section 8(a) hereof with respect to the time at which the Indemnitee shall be entitled to seek an adjudication or an award in arbitration as to the Indemnitee’s entitlement to indemnification or advancement differ from similar time periods specified in the Company’s Articles of Incorporation or Bylaws, the time periods set forth in Section 3 and Section 8(a) hereof shall control and be binding on the Indemnitee and the Company and shall be deemed a waiver of any contrary right specified in the Company’s Articles of Incorporation or Bylaws. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other right or remedy.
Section 10.     Insurance; Subrogation; Other Sources of Payment.
(a)     To the extent that the Company maintains an insurance policy or policies providing liability insurance for directors, officers, employees, or agents of the Company or Another Enterprise, the Indemnitee shall be covered by such policy or policies in accordance with their terms to the maximum extent of the coverage available for any such director, officer, employee, or agent under such policy or policies. If, at the time of the receipt of a notice of a claim pursuant to the terms hereof, the Company has directors’ and officers’ liability insurance in effect, the Company shall give prompt notice of the commencement of such Proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such Proceeding in accordance with the terms of such policies. To the extent that the Company maintains an insurance policy or policies providing liability insurance for directors, officers, employees, or agents of the Company or Another Enterprise, the provision of directors’ and officers’ liability insurance as provided in this Section 10(a) shall be in addition to the Company’s obligations under Sections 2 and 3 hereof and shall not be deemed to be in satisfaction of those obligations.
(b)     In the event of any payment to or on behalf of the Indemnitee under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee, who shall execute all papers required and take all action reasonably necessary to secure such rights, including execution of such documents as are necessary to enable the Company to bring suit to enforce such rights.
(c)     Except to the extent required by applicable law, the Company shall not be liable under this Agreement to make any payment to the Indemnitee with respect to amounts otherwise indemnifiable hereunder (or for which advancement is otherwise provided hereunder) if and to the extent that the Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement, or otherwise. Nothing hereunder is intended to affect any right of contribution of or against the Company in the event the Company and any other person or persons have co-equal obligations to indemnify or advance Expenses to the Indemnitee.
(d)     The Company’s obligation to indemnify or advance Expenses hereunder to the Indemnitee, in connection with or by reason of the Indemnitee’s service at the request of the Company as a director, officer, employee, agent, or fiduciary of Another Enterprise, shall be reduced by any amount that the Indemnitee has actually received as indemnification or advancement of Expenses from such Other Enterprise with respect to the Proceeding for which indemnification or advancement of Expenses is sought.
Section 11.     Contribution. To the fullest extent permitted by applicable law, if the indemnification provided for in this Agreement is unavailable to the Indemnitee for any reason whatsoever, the Company, in lieu of indemnifying the Indemnitee, shall contribute to the amount incurred by the Indemnitee, for any and all Losses, in connection with any claim relating to an indemnifiable event under this Agreement, in such proportion as is deemed fair and reasonable in light of all of the circumstances of such Proceeding in order to reflect (i) the relative benefits received by the Company, on the one hand, and the Indemnitee, on the other hand, as a result of the event(s) and/or transaction(s) giving rise to such Proceeding; and/or (ii) the relative fault of the Company (and its directors, officers, employees, and agents), on the one hand, and the Indemnitee, on the other hand, in connection with such event(s) and/or transaction(s).
Section 12.     Settlements. Anything in this Agreement or the Company’s Articles of Incorporation or Bylaws to the contrary notwithstanding, the Company shall have no obligation to indemnify the Indemnitee for any amounts paid by or on behalf of the Indemnitee in settlement of any Proceeding, unless the Company has consented in writing to such settlement, which consent shall not be unreasonably withheld. The Company shall not settle any claim in any manner that would impose any fine or other obligation on the Indemnitee without the Indemnitee’s prior written consent, which consent shall not be unreasonably withheld.
Section 13.     Survival of Rights; Binding Effect; Successors and Assigns.
(a)     The indemnification and advancement of Expenses and other rights provided by, or granted pursuant to, this Agreement shall continue during the period that the Indemnitee is a director or officer of the Company and shall continue through and after the Termination Date so long as the Indemnitee shall be subject to any possible Proceeding (including any appeal thereto), by reason of the Indemnitee’s Corporate Status, with respect to claims arising from any action taken or omitted (or that are alleged to have been taken or omitted) by the Indemnitee, or from any facts or events that occurred (or that are alleged to have occurred), on or before the Termination Date, and shall further continue for such period of time following the conclusion of any such Proceeding as may be reasonably necessary for the Indemnitee to enforce rights and remedies pursuant to this Agreement as provided in Section 8 of this Agreement.
(b)     This Agreement shall be binding upon the Indemnitee and upon the Company and its successors and assigns, and shall inure to the benefit of the Indemnitee, the Indemnitee’s heirs, personal representatives, executors, administrators, and assigns, and to the benefit of the Company and its successors and assigns.
(c)     The Company further agrees that in the event the Company or any of its successors or assigns (i) consolidates with or merges into any other corporation or entity and is not the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers or conveys all or substantially all of its properties and assets to any corporation or entity, then, and in each such case, to the extent necessary, proper provision shall be made so that the successors and assigns of the Company as a result of such transaction assume the obligations of the Company set forth in this Agreement, including, without limitation, the requirements with respect to directors’ and officers’ liability insurance set forth in Section 10.
Section 14.    Severability. If any provision or provisions of this Agreement shall be held to be invalid, illegal, or unenforceable for any reason whatsoever: (a) the validity, legality, and enforceability of the remaining provisions of this Agreement (including, without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal, or unenforceable that is not itself invalid, illegal, or unenforceable) shall not in any way be affected or impaired thereby and shall remain enforceable to the fullest extent permitted by law; (b) such provision or provisions shall be deemed reformed to the extent necessary to conform to applicable law and to give the maximum effect to the intent of the parties hereto; and (c) to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal, or unenforceable that is not itself invalid, illegal, or unenforceable) shall be construed so as to give effect to the intent manifested thereby.
Section 15.     Acknowledgement. The Company expressly acknowledges, confirms, and agrees that it has entered into this Agreement and has assumed the obligations imposed on the Company hereby in order to induce the Indemnitee to serve or continue to serve as a director or officer of the Company, and the Company acknowledges that the Indemnitee is relying upon this Agreement in serving and continuing to serve in such capacity. In addition, both the Company and the Indemnitee acknowledge that, in certain instances, federal law or applicable public policy may prohibit the Company from indemnifying its directors, officers, employees, agents, or fiduciaries under this Agreement or otherwise. The Indemnitee understands and acknowledges that the Company may be required in the future to undertake with the Securities and Exchange Commission to submit the question of indemnification to a court in certain circumstances for a determination of the Company’s rights under public policy to indemnify the Indemnitee.
Section 16.    Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given (i) if delivered by hand to the party to whom said notice or other communication shall have been directed, on the date so delivered, or (ii) if mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed. All such notices, requests, demands, and other communications shall be delivered to the Indemnitee or to the Company, as the case may be, at the following addresses:
(a)If to the Indemnitee, to the address set forth on the signature page hereto.

(b)If to the Company, to:

Dynex Capital, Inc.
140 Eastshore Drive, Suite 100
Glen Allen, Virginia 23059
Attention: Chief Legal Officer

or to such other address as may have been furnished to the Indemnitee by the Company or to the Company by the Indemnitee, as the case may be, by like notice.

Section 17.     Counterparts. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original, but all of which together shall constitute one and the same Agreement.
Section 18.     Headings. The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.
Section 19.     Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, whether oral, written, or implied, between the parties hereto with respect to the subject matter hereof.
Section 20.     Modification and Waiver.
(a)     No amendment, modification, supplementation, or repeal of this Agreement or any provision hereof shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall any such waiver constitute a continuing waiver.
(b)     No amendment, modification, supplementation, or repeal of this Agreement or of any provision hereof shall limit or restrict any rights of the Indemnitee under this Agreement in respect of any action taken or omitted by the Indemnitee in or by reason of the Indemnitee’s Corporate Status prior to such amendment, modification, supplementation, or repeal.
Section 21.     Governing Law; Submission to Jurisdiction; Service of Process.
(a)     This Agreement and the legal relations among the parties with respect to the matters addressed hereby shall be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Virginia, without regard to its conflict of laws rules.
(b)     Except with respect to any arbitration commenced by the Indemnitee pursuant to Section 8(a) of this Agreement and except to the extent permitted by Section 2(c) hereof with respect to a determination by a court in which an underlying Proceeding was brought that the Indemnitee is entitled to indemnification of Expenses notwithstanding an adjudication of liability to the Company, the Company and the Indemnitee each hereby irrevocably and unconditionally (i) agree and consent to the jurisdiction of the courts of the Commonwealth of Virginia for all purposes in connection with any action, suit, or proceeding that arises out of or relates to this Agreement and agree that any such action instituted under this Agreement shall be brought only in the

United States District Court for the Eastern District of Virginia, Richmond Division, or, if such court lacks subject matter jurisdiction, the Circuit Court of the City of Richmond, Virginia, and not in any other state or federal court in the United States of America or any court or tribunal in any other country; (ii) consent to submit to the exclusive jurisdiction of such courts for purposes of any action or proceeding arising out of or in connection with this Agreement; (iii) waive any objection to the laying of venue of any such action or proceeding in such courts; and (iv) waive, and agree not to plead or to make, any claim that any such action or proceeding brought in such courts has been brought in an improper or otherwise inconvenient forum.
(c)     Each of the Company and the Indemnitee hereby consents to service of any summons and complaint and any other process that may be served in any action, suit, or proceeding arising out of or relating to this Agreement by mailing, by certified or registered mail, postage prepaid, copies of such process to such party at its address for receiving notice pursuant to Section 16 hereof. Nothing herein shall preclude service of process by any other means permitted by applicable law.
Section 22.    Nature of Agreement. This Agreement shall not be deemed an employment contract between the Company and the Indemnitee, and, if Indemnitee is an officer or employee of the Company, Indemnitee specifically acknowledges that Indemnitee may be discharged as an officer or employee of the Company at any time for any reason, with or without cause, and with or without severance compensation, except as may be otherwise provided in a separate written contract between the Company and the Indemnitee.
Section 23.     Definitions. For purposes of this Agreement:
(a)     “Another Enterprise” and “Other Enterprise” refer to a corporation, partnership, limited liability company, joint venture, trust, employee benefit plan, or any other form of enterprise, other than the Company.
(b)     “Change in Control” means, and shall be deemed to have occurred if, (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company acting in such capacity or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, becomes the “beneficial owner” (as defined in Rule 13d-3 under such Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total voting power represented by the Company’s then outstanding voting stock, (ii) during any period of two (2) consecutive years (not including any period prior to the execution of this Agreement), individuals who at the beginning of such period constitute the Board of

Directors and any new director whose election by the Board of Directors or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved cease for any reason to constitute a majority thereof, (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation other than a merger or consolidation that would result in the voting stock of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting stock of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting stock of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company (in one transaction or a series of related transactions) of all or substantially all of the Company’s assets.
(c)     “Corporate Status” describes (1) the Indemnitee’s status as a present or former director or officer of the Company, (2) the Indemnitee’s present or former status, at any time while serving as a director or officer of the Company, as a director, officer, employee, agent, or fiduciary of Another Enterprise to the extent the Indemnitee is or was serving in such capacity with respect to such Other Enterprise at the request of the Company, and (3) the Indemnitee’s present or former status as a director, officer, employee, agent, or fiduciary of Another Enterprise to the extent the Indemnitee served in such capacity with respect to such Other Enterprise while serving as a director or officer of the Company, continued serving in such capacity with respect to such Other Enterprise after ceasing to be a director or officer of the Company, and is or was serving in such capacity with respect to such Other Enterprise at the request of the Company.
(d)     “Disinterested Director” means a director of the Company who is not and was not a party to the Proceeding in respect of which indemnification is sought by the Indemnitee.
(e)     “Expenses” includes, without limitation, reasonable attorneys’ fees; retainers; disbursements of counsel; court costs; filing fees; transcript costs; fees and expenses of experts; fees and expenses of witnesses; fees and expenses of accountants and other consultants (excluding public relations consultants unless approved in advance by the Company); travel expenses; duplicating and imaging costs; printing and binding costs; telephone charges; facsimile transmission charges; computer legal research costs; postage; delivery service fees; fees and expenses of third-party vendors; the premium, security for, and other costs associated with any bond (including supersedeas or appeal bonds, injunction bonds, cost bonds, appraisal bonds, or their equivalents), in each case actually and reasonably incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, being or preparing to be a witness in, or otherwise participating in, a Proceeding (including, without limitation, any judicial or arbitration Proceeding brought to enforce the Indemnitee’s rights under, or to recover damages for breach of, this Agreement), as well as all other “expenses” within the meaning of that term as used in the Virginia Stock Corporation Act and all other disbursements or expenses of types customarily and reasonably incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, being or preparing to be a witness in, or otherwise participating in actions, suits, or proceedings similar to or of the same type as the Proceeding with respect to which such disbursements or expenses were incurred; provided, however, that “Expenses” shall not include amounts of judgments, penalties, or fines actually levied against the Indemnitee in connection with any Proceeding.
(f)     “Independent Counsel” means a law firm or a person admitted to practice law in any state of the United States that is experienced in matters of corporate law and neither presently is, nor in the past three (3) years has been, retained to represent (i) the Company or the Indemnitee in any matter material to either such party (other than with respect to serving as Independent Counsel or similar independent legal counsel positions concerning the rights of the Indemnitee under this Agreement, the rights of other indemnitees under similar indemnification agreements, or the rights of the Indemnitee or other indemnitees to indemnification under the Company’s Articles of Incorporation or Bylaws), or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term “Independent Counsel” shall not include any law firm or person who, under applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or the Indemnitee in an action to determine the Indemnitee’s rights under this Agreement. For the avoidance of doubt, the term “Independent Counsel” shall not include any law firm or person who represented or advised any entity or person in connection with a Change in Control of the Company.
(g)     “Losses” means all Expenses, judgments, penalties, fines, liabilities, and amounts paid in settlement in connection with a Proceeding.
(h)     “Proceeding” means any threatened, pending, or completed action, suit, arbitration, alternative dispute resolution mechanism, investigation (including any internal investigation), inquiry, administrative hearing, or any other threatened, pending, or completed proceeding, whether brought by or in the right of the Company or otherwise, and whether civil, criminal, administrative, or investigative.
(i)     “Termination Date” shall mean the date on which the Indemnitee is no longer a director or officer of the Company; provided, however, that if (1) the Indemnitee continues to serve as a director, officer, employee, agent, or fiduciary of Another Enterprise after the date on which the Indemnitee is no longer a director or officer of the

Company, (2) the Indemnitee is serving in such capacity with respect to such Other Enterprise at the request of the Company, and (3) the Indemnitee served in such capacity with respect to such Other Enterprise while serving as a director or officer of the Company, then “Termination Date” shall mean such later date on which the Indemnitee is no longer serving in such capacity with respect to such Other Enterprise.
(j)     References herein to “fines” shall include any excise tax assessed with respect to any employee benefit plan.
(k)     References herein to a director of Another Enterprise or a director of an Other Enterprise shall include, in the case of any entity that is not managed by a board of directors, such other position, including manager, trustee, or member of the governing body of such entity, that entails responsibility for the management and direction of such entity’s affairs, including, without limitation, the general partner of any partnership (general or limited) and the manager or managing member of any limited liability company.
(l)     (i) References herein to serving at the request of the Company as a director, officer, employee, agent, or fiduciary of Another Enterprise shall include any service as a director, officer, employee, or agent of the Company that imposes duties on, or involves services by, such director or officer with respect to an employee benefit plan of the Company or any of its affiliates, other than solely as a participant or beneficiary of such a plan; and (ii) if the Indemnitee has acted in good faith and in a manner the Indemnitee reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan, the Indemnitee shall be deemed to have acted in a manner not opposed to the best interests of the Company for purposes of this Agreement.
(Signature page follows.)

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

DYNEX CAPITAL, INC.

By: ________________________________
Name:
Title:

INDEMNITEE

By: ________________________________
Name:
Address:

Exhibit A
UNDERTAKING
I _________________________________, agree to reimburse the Company for all expenses paid to me or on my behalf by the Company in connection with my involvement in [name or description of proceeding or proceedings], in the event, and to the extent, that it shall ultimately be determined that I am not entitled to be indemnified by the Company for such expenses.

Signature ___________________________
Typed Name _________________________

    __________________ ) ss:

Before me ______________________, on this day personally appeared ___________________, known to me to be the person whose name is subscribed to the foregoing instrument, and who, after being duly sworn, stated that the contents of said instrument is to the best of his/her knowledge and belief true and correct and who acknowledged that he/she executed the same for the purpose and consideration therein expressed.

GIVEN under my hand and official seal at ________, this _______ day of ___________, 20___.

_____________________________
Notary Public
My commission expires:

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